EXHIBIT 10.30

               FORGIVENESS OF PROMISSORY NOTE, DATED JULY 5, 2006
             IN THE AMOUNT OF $73,059 PAYABLE TO MICHAEL A. BOWDEN





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                                MICHAEL A. BOWDEN
                                2945 YATES STREET
                             DENVER, COLORADO 80212





July 5, 2006




Pedro E. Racelis III (Pete)
China Wireless Communications, Inc.
1746 Cole Boulevard, Suite 225
Golden, Colorado 80401

Subject:  Forgive Loans (Convertible Note #2, $73,059.35USD)

Dear Pete:

As an officer of the company, I understand the financial situation of the company and I hereby forgive all loans totaling $73,059.35USD to China Wireless Communications, Inc. effective immediately.

Sincerely,

/s/ Michael A. Bowden)